SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)


Check  the  appropriate  box:

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[  __ ]     Confidential,  for Use of the Commission Only (as permitted by Rule
            14c-5(d)(2))
[ __  ]     Definitive  Information  Statement


                               YOUTICKET.COM, INC.

                  (Name of Registrant as Specified in Charter)


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                               YOUTICKET.COM, INC.
                          4815 RUSSEL ROAD, SUITE 14-N
                              LAS VEGAS, NV  89118


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 4, 2001


TO  OUR  SHAREHOLDERS:

     You are cordially invited to attend the 2001 Annual Meeting of the Shareholders of youticket.com, inc. (the "Company") to be held on June 4, 2001 at 9:30 AM, Mountain Standard Time, at the Hotel San Remo Conference Center, Room CC4, Las Vegas, Nevada 89109, to consider and act upon the following proposals, as described in the accompanying Information Statement:

1. To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2. To amend the Articles of Incorporation of the Company to effectuate 1-for-30 reverse stock split of the presently issued and outstanding shares of common stock and to authorize 10,000,000 shares of preferred stock;

3. To adopt Restated Articles of Incorporation for the purpose of consolidating previous amendments to the Company's Articles of Incorporation;

4.     To  approve  the  youticket.com,  inc.  2001  Stock  Option  Plan;

5. To ratify the appointment of James E. Scheifley & Associates, P.C. as independent auditors of the Company for the fiscal year ending December 31, 2001; and

6. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Information Statement accompanying this Notice. The Board of Directors has fixed the close of business on April 26, 2001, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.


     By  Order  of  the  Board  of  Directors

     /s/  Jeffrey  M.  Harvey

     Jeffrey  M.  Harvey,  President

May  ___,  2001
Las  Vegas,  Nevada

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                              INFORMATION STATEMENT

                                  INTRODUCTION

     This information statement is being mailed or otherwise furnished to stockholders of youticket.com, inc., a Nevada corporation (the "Company") in connection with the upcoming annual meeting of its shareholders. This information statement is being first sent to stockholders on or about May 9, 2001.

PROPOSALS

     The  following  proposals  are  being  presented  at  the  meeting  (the
"Proposals"):

1. To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2. To amend the Articles of Incorporation of the Company to effectuate 1-for-30 reverse stock split of the presently issued and outstanding shares of common stock and to authorize 10,000,000 shares of preferred stock;

3. To adopt Restated Articles of Incorporation for the purpose of consolidating previous amendments to the Company's Articles of Incorporation;

4.     To  approve  the  youticket.com,  inc.  2001  Stock  Option  Plan;

5. To ratify the appointment of James E. Scheifley & Associates, P.C. as independent auditors of the Company for the fiscal year ending December 31, 2001; and

6. To transact such other business as may properly come before the meeting or any adjournments thereof.

VOTE  REQUIRED

     The vote which is required to approve the Proposals is the affirmative vote of the holders of a majority of the Company's common stock. Each holder of common stock is entitled to one (1) vote for each share held.

     The record date for purposes of determining the number of outstanding shares of common stock of the Company, and for determining stockholders entitled to vote, is the close of business on April 26, 2001 (the "Record Date"), the day after the Board of Directors of the Company adopted the resolution approving and recommending each of the Proposals. As of the Record Date, the Company had outstanding ________ shares of common stock. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is Olde Monmouth Stock Transfer Company, 77 Memorial Parkway, Suite 100, Atlantic Highlands, New Jersey 07716, telephone number (732) 872-2727.

VOTE  OBTAINED  -  SECTION  78.320  NEVADA  REVISED  STATUTES

     Section 78.320 of the Nevada Revised Statutes (the "Nevada Law") provides that the written consent of the holders of the outstanding shares of common stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. Pursuant to Section 78.390 of the Nevada Revised Statutes, a majority of the outstanding shares of common stock entitled to vote thereon is required in order to amend or restate the Articles of Incorporation. In addition, the terms of the youticket.com, inc. 2001 Stock Option Plan require that a majority of the outstanding shares of common stock approve the plan. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority in the interest of the common stock of the Company.

     Pursuant to Section 78.370 of the Nevada Revised Statutes, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. No dissenters' or appraisal rights under the Nevada Law are afforded to the Company's stockholders as a result of the approval of the Proposals.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders or residents of the State of Nevada. Directors may receive compensation for their services as determined by the Board of Directors. See "Compensation of Directors and Executive Officers." Pursuant to the Bylaws of the Company, the Board of Directors may, by resolution and from time to time, designate the number of members of the Board. Presently, the Board consists of five (5) members, namely Messrs. Mitchell, Harvey, Rambo, Virginia Thompson and Alexander H. Williams. Only Messrs. Mitchell, Harvey, and Rambo have chosen to stand for re-election, and as a result, following the shareholders meeting, the Company's Board of Directors will consist of three (3) members.

     Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one vote and, therefore, has a number of votes equal to the number of authorized directors.

     Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the shareholders meeting, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the 2002 annual shareholders meeting or until their successors are duly elected and qualified.

NOMINEES  FOR  ELECTION  AS  DIRECTOR

     The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the annual shareholders meeting:




Name                 Age           Position(s)
-------------------  ---  ------------------------------

Donald A.  Mitchell   67  Chairman of the Board  (2000)
-------------------  ---  ------------------------------

Jeffrey M.  Harvey.   29  President and Director  (2000)
-------------------  ---  ------------------------------

Carl E. Dilley. . .   45  Director-elect  (2001)
-------------------  ---  ------------------------------

     DONALD A. MITCHELL has served as Chairman of the Board since October 20, 2000. Mr. Mitchell has served as the Chairman and President of International
Investment Banking, Inc. since its inception in June 1999. Mr. Mitchell is also the Chairman of the Board and CEO of Grant Douglas Acquisition Corp, an Idaho corporation engaged in the publication of various print media. For the past 25 years, Mr. Mitchell has been engaged as a private consultant to numerous companies in the areas of corporate finance and marketing. Mr. Mitchell attended Bridgewater College in Bridgewater, Virginia and advanced study programs at New York University and Columbia University.

     JEFFREY M. HARVEY was appointed as the Company's President on October 30, 2000, and has served as a member of its Board of Directors since October 30, 2000. Mr. Harvey is currently the President and owner of the J. Michael Consulting Group, where he has been engaged since March 2001. From August 2000 to March 2001, Mr. Harvey was Vice Chairman of International Investment Banking, Inc. From May 1997 to August 2000, Mr. Harvey was an attorney with the firm of Stutzman & Bromberg in Dallas, Texas. Mr. Harvey is a graduate of the Wake Forest University School of Law (J.D. 1997) and Graduate School of Business Administration (M.B.A. 1997), and of Texas A&M University (B.S.E.E. 1993).

     CARL E. DILLEY will be a director of the Company following the shareholders meeting. Mr. Dilley currently serves as the President and a Director of E-Rex, Inc., a software and Internet company, where he as served since 1999. From 1997 to 1999, Mr. Dilley served as President and CEO of DiveDepot.com, Inc. Prior to that Mr. Dilley served in management positions with the Canadian Investment Firm RBC Dominion Securities, and a variety of other executive and consulting positions in several industries including Chemical, Timber, Transportation, Trust Co. and Dot.Com enterprises. Mr. Dilley attended college in Canada at DITTO Fraser Valley College and College of New Caledonia, specializing in finance and business management. He is a fellow of the Canadian Securities Institute and has completed the first year CFA program.


     The following nominees presently serve as directors of the following public corporations:





Donald A. Mitchell. . . . . . . . . . . . . . .  Grant Douglas Acquisition Corp., a publishing company.
                                                 E-Rex, Inc., a software and Internet company.


Jeffrey M. Harvey . . . . . . . . . . . . . . .  E-Rex, Inc., a software and Internet company.

Carl E. Dilley. . . . . . . . . . . . . . . . .  E-Rex, Inc., a software and Internet company.






COMPENSATION  OF  THE  BOARD  OF  DIRECTORS

     A director who is an employee does not receive any cash compensation as a director.

BOARD  MEETINGS  AND  COMMITTEES

     During the fiscal year ended December 31, 2000, the Board of Directors met on 2 occasions and took written action on numerous other occasions. All the members of the Board attended the meetings. The written actions were by unanimous consent.

     On October 30, 2000, the Board of Directors created an Audit Committee and appointed Jeffrey M. Harvey, Virginia Thompson, and Alexander Williams as its initial members. The Audit Committee reviews the internal accounting procedures of the Company and consults with and reviews the services provided by the Company's independent accountants, although they have not adopted a formal charter. The Audit Committee has not held any meetings or taken any action as of the date hereof. Following the annual shareholders meeting, the Board of Directors will appoint new members to the Audit Committee.

     There  are  no  other  committees.


                                  PROPOSAL TWO
                   AMENDMENT TO THE ARTICLES OF INCORPORATION

          On April 25, 2001 the Board of Directors approved, subject to stockholder approval, an Amendment to the Company's Articles of Incorporation to
(i) effectuate a 1-for-20 reverse stock split of the presently issued and outstanding shares of common stock, and to (ii) authorize a new class of preferred stock, the right, privileges, and preferences of which are to be determined by the Board of Directors from time to time. A copy of the proposed amendment to the Articles of Incorporation is attached to this Information
Statement  as  Appendix  A.

REVERSE  STOCK  SPLIT

     On April 25, 2001, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's common stock for action by written consent the proposed amendment to Article 4 of the Company's Articles of Incorporation to effectuate a 1-for-20 reverse stock split of the presently issued and outstanding shares of common stock. The Board of Directors has fixed the close of business on April 26, 2001 as the record date for the determination of shareholders who are entitled to give consent and receive this Information Statement. As of the record date, the Company had outstanding ________ shares of common stock held by approximately ____ shareholders of record. The Board of Directors further elected that any fractional shares created as a result of the reverse stock split would be rounded up to the nearest whole share. After the reverse stock split, there will be approximately __________ shares of common stock issued and outstanding.

     The Board of Directors believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of common stock in an amount adequate to provide for the Company's future needs. The additional shares will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. The availability of additional authorized but unissued shares will be achieved by effectuating a 1-for-20 reverse stock split of the presently issued and outstanding common stock. This step is necessary, in the judgment of the Board of Directors, in order to attract potential new equity capital and carry out the Company's business objectives.

     The Amendment will become effective upon filing the Amendment to the Company's Articles of Incorporation, anticipated to be approximately five (5) days after the annual shareholders meeting.

AUTHORIZE  A  CLASS  OF  PREFERRED  STOCK

     On April 25, 2001, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's common stock for action by written consent the proposed amendment to Article 4 of the Company's Articles of Incorporation to authorize a class of preferred stock, consisting of up to 10,000,000 shares, par value $0.0001 per share, the right, privilege, and preferences of which would be determined by the Board of Directors, in their sole discretion, from time to time.

     The Board of Directors believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of preferred stock in an amount adequate to provide for the Company's future needs. The additional shares will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. This step is necessary, in the judgment of the Board of Directors, in order to attract potential new equity capital and carry out the Company's business objectives.

     The Amendment will become effective upon filing the Amendment to the Company's Articles of Incorporation, anticipated to be approximately five (5) days after the annual shareholders meeting.


                                 PROPOSAL THREE
                 ADOPTION OF RESTATED ARTICLES OF INCORPORATION


     On April 25, 2001, the Board of Directors approved, subject to stockholder approval, the Restated Articles of Amendment of youticket.com, inc. As previously discussed in the Company's public filings, the Company was originally organized as BNE Associates, Inc. Following the initial filing of the Company's original Articles of Incorporation, the Company has filed three amendments to its Articles of Incorporation, and the reverse stock split and authorized preferred stock discussed herein will be a fourth amendment.

     In order to simplify the Company's Articles of Incorporation and the various subsequent amendments, the Board of Directors believes it in the Company's best interest to consolidate the original Articles of Incorporation and the subsequent amendments into a single Restated Articles of Incorporation. A copy of the proposed restated Articles of Incorporation is attached to this Information Statement as Appendix B.

                                  PROPOSAL FOUR
                   YOUTICKET.COM, INC. 2001 STOCK OPTION PLAN

PURPOSE

     The youticket.com, inc. 2001 Stock Option Plan (the "Plan") offers selected employees, directors, and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares and Options, which may constitute Incentive Stock Options (ISO) or Non-statutory Stock Options (NSO), as well as the direct award or sale of Shares of the Company's Common Stock. The youticket.com, inc. 2001 Stock Option Plan is attached to this Information Statement as Appendix C.

ADMINISTRATION

     The Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Company's Board of Directors and comprised of at least two or more Outside Directors. If no Committee has been appointed, the entire Board shall constitute the Committee. The Board shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members shall be valid acts of the Committee. The Committee has authority in its discretion to determine eligible employees to whom, and the time or times, Awards may be granted and the number of Shares subject to each Award. The Committee also has authority to prescribe, amend, and rescind rules and regulations relating to the Plans.

ELIGIBILITY

     Under the Plan only Employees shall be eligible for designation as Participants by the Committee. An "Employee" shall mean (i) any individual who is a Common-Law Employee of the Company or of a subsidiary, (ii) a member of the Board of Directors, including an Outside Director, or an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary, or (iv) an independent contractor who performs services for the Company or a Subsidiary.

     An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) if required by applicable law, the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a share on the date of grant, and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

STOCK  SUBJECT  TO  PLAN

     Shares offered under the Plan shall be authorized but unissued Shares. Subject to Section 5(b) and 9 of the Plan, the aggregate number of Shares that may be issued or transferred as common stock pursuant to an Award under the Plan shall not exceed 3,000,000 shares.

TERMS  OF  AWARDS  OR  SALES

     Each award of sale of Shares under the Plan shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Any right to acquire Shares under the Plan shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Unless otherwise permitted by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant (100% for 10% or 5% shareholders), except as otherwise provided in Section 4(b) of the Plan. Then entire Purchase Price of Shares issued under the Plans shall be payable in lawful money of the United States of America at the time when such Shares are purchased.

TERMS  OF  OPTIONS

     Each grant of Options under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. Each Stock Option Agreement shall also specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9 of the Plans. The Exercise Price of ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b) of the Plan. To the extent required by applicable law and except as otherwise provided in Section 4(b), the Exercise price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion.

CERTAIN  FEDERAL  INCOME  TAX  CONSEQUENCES

     Under current tax law, a holder of stock options under the Plan does not, as a general matter, realize taxable income upon the grant or exercise hereof. In general, a holder of stock options will only recognize gain at the time the Common Stock, acquired through exercise of the stock option, is sold or otherwise disposed of. In that situation, the amount of gain that the optionee must recognize is equal to the amount by which the value of the common stock on the date of the sale or other disposition exceeds the option price.

GRANTS  UNDER  THE  PLAN

     As of the date of this Information Statement, no Employee has been granted Options or Shares under the Plan.


                                  PROPOSAL FIVE
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Board of Directors has appointed James E. Scheifley & Associates, P.C., independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001 and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.


                                OTHER INFORMATION

DIRECTORS  AND  EXECUTIVE  OFFICERS

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers.



            Name . . .  Age  Position(s)
----------------------  ---  -------------------------------

Donald A.  Mitchell. .   67  Chairman of the Board  (2000)
----------------------  ---  -------------------------------

Jeffrey M.  Harvey . .   29  President and Director  (2000)
----------------------  ---  -------------------------------

Byron Rambo. . . . . .   43  Director  (2000)
----------------------  ---  -------------------------------

Virginia Thompson. . .   34  Director  (1999)
----------------------  ---  -------------------------------

Alexander H.  Williams   36  Director (1999)
----------------------  ---  -------------------------------

Maria Burkholder . . .   33  Secretary and Treasurer  (2000)
----------------------  ---  -------------------------------



     DONALD A. MITCHELL has served as Chairman of the Board since October 20, 2000. Mr. Mitchell has served as the Chairman and President of International
Investment Banking, Inc. since its inception in June 1999. Mr. Mitchell is also the Chairman of the Board and CEO of Grant Douglas Acquisition Corp, Inc., an Idaho corporation engaged in the publication of various print media. For the past 25 years, Mr. Mitchell has been engaged as a private consultant to numerous companies in the areas of corporate finance and marketing. Mr. Mitchell attended Bridgewater College in Bridgewater, Virginia and advanced study programs at New York University and Columbia University.

     JEFFREY M. HARVEY was appointed as the Company's President on October 30, 2000, and has served as a member of its Board of Directors since October 30, 2000. Mr. Harvey is currently the President and owner of the J. Michael Consulting Group, where he has been engaged since March 2001. From August 2000 to March 2001, Mr. Harvey was Vice Chairman of International Investment Banking, Inc. From May 1997 to August 2000, Mr. Harvey was an attorney with the firm of Stutzman & Bromberg in Dallas, Texas. Mr. Harvey is a graduate of the Wake Forest University School of Law (J.D. 1997) and Graduate School of Business Administration (M.B.A. 1997), and of Texas A&M University (B.S.E.E. 1993).

     BYRON RAMBO has served as a member of the Company's Board of Directors since October 30, 2000. Mr. Rambo is the founder and has served as the managing partner of Rambo and Company, a private accounting firm, for the past 15 years.


     VIRGINIA THOMPSON has been a director of the Company since May 1999. Ms. Thompson is with the Company on a part-time basis for about 10 hours per month and reviews the accounting records of the Company. Ms. Thompson also is the President of Tusk Studio, which she founded in 1990. In 1993, Ms. Thompson was one of two people who initially designed Las Vegas Magazine. In 1995, she and a partner became owners of Las Vegas Magazine, which was recently sold. Ms. Thompson has a Bachelor of Arts degree from Montana State University.

     ALEXANDER H. WILLIAMS has been a director of the Company since December 1999. Mr. Williams primarily is available for consultations on the operation of the business and his primary duties are as a director. There is no established time commitment. He is President of Hazard Media, Inc., which he founded in 1999. Mr. Williams advises Internet companies in marketing, communications and business development. From 1997 to 1999, Mr. Williams worked for Mentor Graphics, a technology company that develops systems and software solutions for the world's largest semiconductor and electronics companies. Mr. Williams was a strategic marketing manager for Mentor Graphics and worked more than a year as the company=s corporate writer, working on an interim basis as the director of worldwide communications. From 1996 to 1997, Mr. Williams was the business anchor in Portland, Oregon for KPTV and The Business Journal. From 1996 to 1998, Mr. Williams was a journalist, covering news for The Augusta Chronicle, Times Herald-Record and HFN, a trade magazine for the home furnishings industry. He also freelanced for Jupiter
Communications and served as the local reported for Apple Computer's digital newspaper, broadcast at Woodstock '94. Mr. Williams has a Master of Journalism degree from Northwestern University's Medill School of Journalism, and a Bachelor of Arts degree in French Literature from the University of Denver.

     MARIA BURKHOLDER was appointed as the Company's Secretary and Treasurer on October 30, 2000. Ms. Burkholder has been employed by the Company as its Principle Accounting Officer, Vice President of Finance, and briefly as its Interim President for two months. Ms. Burkholder was employed from September 1995 to July 1999 as a Senior Accountant at JCM in Las Vegas. Prior to JCM, she served in various bookkeeping and accounting positions at Advance Marketing Seminars (a subsidiary of Equinox), and R.A. Steiner & Co., CPA. Ms. Burkholder has a Bachelor of Business Administration degree from DePaul University (1993).

EXECUTIVE  COMPENSATION

     The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended December 31, 2000 and 1999. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

<BTB>

                                               SUMMARY COMPENSATION TABLE

                         Annual  Compensation                                    Long  Term  Compensation
               -------------------------------------------    --------------------------------------------------------
                                                    Awards                  Payouts
                                          -------------------------   ----------------------

                                                                                 RESTRICTED    SECURITIES             ALL
                                                                 OTHER ANNUAL    STOCK         UNDERLYING    LTIP    OTHER
NAME AND PRINCIPAL . . .                SALARY     BONUS         COMPENSATION    AWARDS       OPTIONS SARS  PAYOUTS  COMPENSATION
POSITION. . . . . . . .   YEAR            ($)        ($)               ($)        ($)             (#)      ($)

Donald A. Mitchell
(Chairman) . . . . . . .  2000            -0-        -0-               -0-         -0-            -0-         -0-     -0-

Jeffrey M. Harvey
(President, Director). .  2000            -0-        -0-               -0-         -0-            -0-         -0-     -0-

Byron Rambo
(Director) . . . . . . .  2000            -0-        -0-               -0-         -0-            -0-         -0-     -0-

Maria Burkholder
(Secretary,Treasurer). .  2000         42,695        -0-               -0-         -0-        100,000         -0-     -0-

                          1999          3,538        -0-               -0-         -0-            -0-         -0-     -0-

LeAnna Sidhu (1)
(Chairperson, President)  2000         36,000        -0-               -0-         -0-        390,000         -0-     -0-

                          1999            -0-        -0-               -0-         -0-            -0-         -0-     -0-

Virginia Thompson
(Director) . . . . . . .  2000            -0-        -0-               -0-         -0-        150,000         -0-     -0-

                          1999            -0-        -0-               -0-         -0-            -0-         -0-     -0-

Alexander H. Williams
(Director) . . . . . . .  2000            -0-        -0-               -0-         -0-        100,000         -0-     -0-

                          1999            -0-        -0-               -0-         -0-            -0-         -0-     -0-


(1)  Ms.  Sidhu  resigned  as  an officer, director, and employee of the Company
--------------------------------------------------------------------------------
effective  August  2000.
------------------------


<BTB>
                                           OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                   (INDIVIDUAL GRANTS)



  NAME                    NUMBER OF SECURITIES      PERCENT OF TOTAL
                          UNDERLYING                OPTIONS/SARS GRANTED
OPTIONS/SARS GRANTED      TO EMPLOYEES IN           EXERCISE OF BASE
                            (#)                       FISCAL YEAR             PRICE ($/SH)        EXPIRATION DATE
--------------------------------------------------------------------------------------------------------------------




Donald A. Mitchell                -0-                       -0-                       -0-              -0-

Jeffrey M. Harvey.                 -0-                      -0-                       -0-              -0-

Byron Rambo                        -0-                      -0-                       -0-              -0-

Maria Burkholder                   -0-                      -0-                       -0-              -0-

LeAnna Sidhu                       -0-                      -0-                       -0-              -0-

Virginia Thompson                  -0-                      -0-                       -0-              -0-

Alexander Williams                 -0-                      -0-                       -0-              -0-



<BTB>

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                                             AND FY-END OPTION/SAR VALUES





                                                              NUMBER OF UNEXERCISED               VALUE OF UNEXERCISED IN-THE
SECURITIES UNDERLYING                  MONEY OPTIONSOPTIONS/SARS
OPTIONS/SARS AT FY-END(#)             AT FY-END($)         EXERCISABLE/UNEXERCISABLE             EXERCISABLE/UNEXERCISABLE


NAME                  SHARES ACQUIREDS ON
                         EXERCISE (#)           VALUE REALIZED($)
----------------------------------------------------------------------------------------------------------------------------------
Donald A. Mitchell        -0-                       -0-              -0-                               -0-

Jeffrey M. Harvey         -0-                       -0-              -0-                               -0-


Byron Rambo               -0-                       -0-              -0-                               -0-

Maria Burkholder          -0-                       -0-              -0-                               -0-

LeAnna Sidhu              -0-                       -0-              -0-                               -0-

Virginia Thompson         -0-                       -0-              -0-                               -0-

Alexander Williams        -0-                       -0-              -0-                               -0-



COMPENSATION  OF  DIRECTORS

     The Directors have not received any compensation for serving in such capacity.


CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     On October 30, 2000, the Company entered into agreements with several different individuals and entities which, when taken together, result in a restructuring of the Company's management, Board of Directors, and ownership.

     On October 30, 2000, the Company entered into an investment banking agreement with International Investment Banking, Inc. ("IIBI"). Under the terms of the agreement, IIBI will provide investment banking and financial services to the Company. The agreement is for a term of two (2) years, renewable for successive one year terms unless terminated. As part compensation for the services, the Company has issued to IIBI an aggregate of 4,000,000 shares of its Common Stock. In addition, the Company is obligated to pay to IIBI the sum of $10,000 per month throughout the term of the agreement. The first three payments are to be paid in cash on the sixtieth day after signing the agreement, and additional shares of Common Stock in an undetermined amount are to be placed in escrow and used to pay the monthly fee in the event the Company is delinquent.

      October 30, 2000, the Company entered into a consulting agreement with Stockbroker Presentations, Inc. ("SPI"). SPI will provide services related to advising the Company with respect to market maker and broker relations and information services. The term of the agreement is 12 months, commencing on the payment of the fees specified in the agreement. The agreement calls for the issuance of 500,000 shares of Common Stock upon executing the contract, and for 200,000 shares of Common Stock to be issued monthly for the first six months of the agreement. All of the 1,200,000 shares which were to be issued monthly have been issued. In addition, the Company is obligated to issue to SPI an option, exercisable beginning June 1, 2001, to acquire 4,000,000 shares of Common Stock at $0.05 per share. The option is exercisable until June 1, 2002, and SPI has been granted piggyback registration rights.

     On October 30, 2000, the Company entered into a consulting agreement with Donald A. Mitchell for management services related to the operations of the Company. Under the terms of the agreement, Mr. Mitchell is to receive 2,000,000 shares of Common Stock. The agreement is for a term of one year, and may be terminated by either party, with or without cause, on thirty days written notice.

     On October 30, 2000, by action of the Board authorized by the Bylaws of the Company, the number of persons comprising the Board was increased from three persons to five persons. As a result of this action, and the resignation of LeAnna Sidhu, there then existed three vacancies on the Board. The Board has elected Messrs. Donald A. Mitchell, Jeffrey M. Harvey, and Byron Rambo to fill the three vacancies on the Board. Messrs. Mitchell and Harvey are officers and are employed by IIBI. In addition, the Company appointed new officers, namely Jeffrey M. Harvey as President, and Maria Burkholder as Secretary and Treasurer.

     On October 30, 2000, the Company obtained a commitment from Roy Meadows to borrow $125,000 which is evidenced by a convertible negotiable promissory note executed by the Company. The loans are scheduled to be made over time, the first loan to be in the amount of $25,000 upon the signing of the note and then $10,000 on the first day of each month commencing November 1, 2000 for the next ten months, ending on August 1, 2001. The note is payable on December 16, 2001 for the full amount of the commitment and bears interest at the rate of 10% per annum. The note is prepayable with a ten percent premium. The outstanding amounts due on the note are convertible at the option of the holder into shares of common stock at any time and from time to time by dividing the dollar amount by the greater of (i) 80% of the average closing bid price of the common stock for the five consecutive trading days ending two days prior to the date of conversion or (ii) $0.005. If the full amount of the commitment is borrowed under the note and the common stock is not trading, the Company could be asked by the holder to convert the note into in excess of 25,000,000 shares of common stock. The Company is obligated to reserve sufficient shares for the possible conversion of the note which may prevent the Company from obtaining financing by the sale of common stock or securities convertible into common stock from any other sources.

     On February 2, 2001, the Company issued to Jeffrey M. Harvey, its President, 2,000,000 shares of common stock as compensation. On that same date, an additional 1,200,000 shares of common stock were issued to International Investment Banking, Inc. as compensation.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth, as of April 26, 2001, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.





                                        Name and Address of                          Amount and Nature of   Percent
                                                                                                            ------------
Title of Class . . . . . . . . . . . .  Beneficial Owner                             Beneficial Ownership   of Class (1)
--------------------------------------  -------------------------------------------  ---------------------  ------------
                                        International Investment Banking, Inc.  (2)
Common . . . . . . . . . . . . . . . .  2101 West State Road 434, Suite 221
Stock. . . . . . . . . . . . . . . . .  Longwood, FL 32779                                      5,200,000           ___%
--------------------------------------  -------------------------------------------  ---------------------  ------------

                                        Donald A.  Mitchell (2)
Common . . . . . . . . . . . . . . . .  2101 West State Road 434, Suite 221
Stock. . . . . . . . . . . . . . . . .  Longwood, FL 32779                                      2,000,000           ___%
--------------------------------------  -------------------------------------------  ---------------------  ------------

                                        Roy Meadows (3)
Common . . . . . . . . . . . . . . . .  207 Jasmine Lane
Stock. . . . . . . . . . . . . . . . .  Longwood, FL 32779                                      1,000,000           ___%
--------------------------------------  -------------------------------------------  ---------------------  ------------

                                        Stockbroker Presentations, Inc.  (3)
Common . . . . . . . . . . . . . . . .  207 Jasmine Lane
Stock. . . . . . . . . . . . . . . . .  Longwood, FL 32779                                   5,500,000 (4)          ___%
--------------------------------------  -------------------------------------------  ---------------------  ------------

Common . . . . . . . . . . . . . . . .  Carl E. Dilley
Stock. . . . . . . . . . . . . . . . .  2101 West State Road 434, Suite 221                        -0-             ____%
                                        Longwood, FL  32779
--------------------------------------  -------------------------------------------  ---------------------  ------------

                                        Virgian Thompson
                                        c/o youticket.com, inc.
Common . . . . . . . . . . . . . . . .  4815 W.  Russell Suite14N
Stock. . . . . . . . . . . . . . . . .  Las Vegas, NV 89103                                         - 0 -          - 0 -
--------------------------------------  -------------------------------------------  ---------------------  ------------

                                        Alexander Williams
                                        c/o youticket.com, inc.
Common . . . . . . . . . . . . . . . .  4815 W.  Russell, Suite14N
Stock. . . . . . . . . . . . . . . . .  Las Vegas, NV 89103                                         - 0 -          - 0 -
--------------------------------------  -------------------------------------------  ---------------------  ------------

                                        Jeffrey M.  Harvey
Common . . . . . . . . . . . . . . . .  2101 West State Road 434, Suite 221
Stock. . . . . . . . . . . . . . . . .  Longwood, FL 32779                                   2,000,000 (5)          ___%
--------------------------------------  -------------------------------------------  ---------------------  ------------

                                        Byron Rambo
Common . . . . . . . . . . . . . . . .  2101 West State Road 434, Suite 221
Stock. . . . . . . . . . . . . . . . .  Longwood, FL 32779                                          - 0 -          - 0 -
--------------------------------------  -------------------------------------------  ---------------------  ------------

                                        Maria Burkholder
                                        c/o youticket.com, inc.
Common . . . . . . . . . . . . . . . .  4815 W.  Russell, Suite 14N
Stock. . . . . . . . . . . . . . . . .  Las Vegas, NV 89103                                         - 0 -          - 0 -
--------------------------------------  -------------------------------------------  ---------------------  ------------

                                         All Officers and Directors
                                         as a Group (6 Persons)                         9,200,000                   ___%
--------------------------------------  -------------------------------------------  ---------------------   -----------

(1)     Based  on  ____________  shares  outstanding.

(2) Mr. Mitchell is the President and controlling owner of International Investment Banking, Inc., and as such, is deemed to be the beneficial owner of the shares held in the name of Donald A. Mitchell and International Investment Banking, Inc.

(3) Mr. Meadows is the President and controlling owner of Stockbroker Presentations, Inc., and as such, is deemed to be the beneficial owner of the shares held in the name of Roy Meadows and Stockbroker Presentations, Inc.

(4) Includes options to acquire 4,000,000 shares of Common Stock at $0.05 per share exercisable beginning June 1, 2001.

(5) Mr. Harvey is an employee of International Investment Banking, Inc., and disclaims any ownership in the shares issued to IIBI and /or Donald A. Mitchell.

COMPLIANCE  WITH  SECTION  16(a)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, as of the date of this Information Statement, all officers and directors are current with respect to their filing obligations.


                              SHAREHOLDER PROPOSALS

     Any shareholder desiring to submit a proposal for action at the 2002 Annual Meeting of Shareholders and presentation in the Company's Information or Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company's offices, 4815 Russel Road, Suite 14-N, Las Vegas, Nevada 89118, addressed to the corporate Secretary, no later than January 31, 2002 in order to be considered for inclusion in the Company's Information or Proxy Statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in June 2002.

     On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.


                                  OTHER MATTERS

     The Company has enclosed with this Information Statement a copy of its Annual Report on Form 10-KSB to Shareholders for the year ended December 31, 2000.




                               By  order  of  the  Board  of  Directors

                              /s/  Jeffrey  M.  Harvey

                              Jeffery  M.  Harvey,  President

Las  Vegas,  Nevada
May  ___,  2001

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                               YOUTICKET.COM, INC.

     The undersigned being the President and Secretary of youticket.com, inc., a Nevada Corporation, hereby certify that by unanimous vote of the Board of Directors and majority vote of the stockholders at a meeting held on June 4, 2001, it was voted that this Certificate of Amendment of Articles of Incorporation be filed.

     The undersigned further certify that ARTICLE "FOUR" of the Articles of Incorporation, originally filed on May 9, 1996, and as amended, are amended to read as follows:

ARTICLE  "FOUR"  is  hereby  amended  to  read  as  follows:

     The capital stock of the Corporation shall consist of 100,000,000 shares of Common Stock, $0.0001 par value and 10,000,000 shares of preferred stock, $0.0001 par value.

     Effective upon the filing of this Certificate of Amendment of Articles of Incorporation, the issued and outstanding shares of common stock shall undergo a 1-for-30 reverse stock split. As a result of the stock split, each thirty (30) shares of common stock issued and outstanding before the effectiveness of the split shall be exchanged for one (1) share of common stock after the split. Fractional shares will be rounded up to the next whole share.

     The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Nevada. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     The undersigned hereby certify that they have on this ___th day of April, 2001 executed this Certificate amending the Articles of Incorporation heretofore filed with the Secretary of State of Nevada.




                              _______________________________
                              Jeffrey  M.  Harvey,  President



                              _______________________________
                              Maria  Burkholder,  Secretary

                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                               YOUTICKET.COM, INC.


                                    ARTICLE I

     The  name  of  this  corporation  is:

     YOUTICKET.COM,  INC.

                                   ARTICLE II

     Offices for the transaction of any business of the Corporation, and where meetings of the Board of Directors and of Stockholders may be held, may be established and maintained in any part of the State of Nevada, or in any other state, territory, or possession of the United States.

                                   ARTICLE III

     The  nature  of  the  business  is  to  engage  in  any  lawful  activity.

                                   ARTICLE IV

     The capital stock of the Corporation shall consist of 100,000,000 shares of Common Stock, $0.0001 par value and 10,000,000 shares of preferred stock, $0.0001 par value.

     The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Nevada. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.




                                    ARTICLE V

     The members of the governing board of the corporation shall be styled directors, of which there shall be no less than one nor more than seven. The Directors of this corporation need not be stockholders.

                                   ARTICLE VI

     This  corporation  shall  have  perpetual  existence.

                                   ARTICLE VII

     This Corporation shall have president, a secretary, a treasurer and a resident agent, to be chosen by the Board of Directors, any person may hold two or more offices.

                                  ARTICLE VIII

     The Capital Stock of the corporation, after the fixed consideration thereof has been paid or performed, shall not be subject to assessment, and the individual liable for the debts and liabilities of the Corporation, and the Articles of Incorporation shall never be amended as the aforesaid provisions.

                                   ARTICLE IX

     No director or officer of the corporation shall be personally liable to the corporation of any of its stockholders for the damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article of the Stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

     The number of shares of the corporation outstanding and entitled to vote on this Restated Articles of Incorporation is ____________; that the said change(s) and the Restated Articles of Incorporation have been consented to and approved by a majority all of the stockholders of each class of stock outstanding and entitled to vote thereon. The changes set forth herein shall be effective upon the filing of these Restated Articles of Incorporation.



________________________________          _____________________________
Jeffrey  M.  Harvey                         Maria  Burkholder
President                                   Secretary

                               YOUTICKET.COM, INC.
                             2001 STOCK OPTION PLAN
                             ----------------------

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----
SECTION  1.  PURPOSE.                                                          1
SECTION  2.  DEFINITIONS.                                                      1
(a)     "Award"                                                                1
(b)     "Board  of  Directors"                                                 1
(c)     "Change  in  Control"                                                  1
(d)     "Code"                                                                 1
(e)     "Committee"                                                            1
(f)     "Common-Law  Employee"                                                 1
(g)     "Company"                                                              1
(h)     "Employee"                                                             2
(i)     "Exchange  Act"                                                        2
(j)     "Exercise  Price"                                                      2
(k)     "Fair  Market  Value"                                                  2
(l)     "Incentive  Stock  Option"  or  "ISO"                                  2
(m)     "Nonstatutory  Option"  or  "NSO"                                      2
(n)     "Offeree"                                                              2
(o)     "Option"                                                               2
(p)     "Optionee"                                                             2
(q)     "Outside  Director"                                                    2
(r)     "Participant"                                                          3
(s)     "Plan"                                                                 3
(t)     "Purchase  Price"                                                      3
(u)     "Restricted  Share"                                                    3
(v)     "Service"                                                              3
(w)     "Share"                                                                3
(x)     "Stock"                                                                3
(y)     "Stock  Award  Agreement"                                              3
(z)     "Stock  Option  Agreement"                                             3
(aa)     "Stock  Purchase  Agreement"                                          3
(bb)     "Subsidiary"                                                          3
(cc)     "Total  and  Permanent  Disability"                                   3
(dd)     "W-2  Payroll"                                                        3
SECTION  3.  ADMINISTRATION.                                                   3
(a)     Committee  Membership                                                  3
(b)     Committee  Procedures                                                  4
(c)     Committee  Responsibilities                                            4
(d)     Committee  Liability                                                   4
(e)     Financial  Reports                                                     4
SECTION  4.  ELIGIBILITY.                                                      4
(a)     General  Rule                                                          4
(b)     Ten-Percent  Shareholders                                              4
(c)     Attribution  Rules                                                     4
(d)     Outstanding  Stock                                                     4
SECTION  5.  STOCK  SUBJECT  TO  PLAN.                                         4
(a)     Basic  Limitation                                                      4
(b)     Additional  Shares                                                     5
SECTION  6.  TERMS  AND  CONDITIONS  OF  AWARDS  OR  SALES.                    5
(a)     Stock  Purchase  Agreement                                             5
(b)     Duration  of  Offers                                                   5
(c)     Purchase  Price                                                        5
(d)     Payment  for  Shares                                                   5
(e)     Exercise  of  Awards  on  Termination  of  Service                     6
SECTION  7.  ADDITIONAL  TERMS  AND  CONDITIONS  OF  RESTRICTED                6
(a)     Form  and  Amount  of  Award                                           6
(b)     Exercisability                                                         6
(c)     Effect  of  Change  in  Control                                        6
(d)     Voting  Rights                                                         6
SECTION  8.  TERMS  AND  CONDITIONS  OF  OPTIONS.                              6
(a)     Stock  Option  Agreement                                               6
(b)     Number  of  Shares                                                     6
(c)     Exercise  Price                                                        6
(d)     Exercisability                                                         7
(e)     Effect  of  Change  in  Control                                        7
(f)     Term                                                                   7
(g)     Exercise  of  Options  on  Termination  of  Service                    7
(h)     Payment  of  Option  Shares                                            7
(i)     No  Rights  as  a  Shareholder                                         8
(j)     Modification,  Extension  and  Assumption  of  Options                 8
SECTION  9.  ADJUSTMENT  OF  SHARES.                                           8
(a)     General                                                                8
(b)     Reorganizations                                                        8
(c)     Reservation  of  Rights                                                8
SECTION  10.  WITHHOLDING  TAXES.                                              8
(a)     General                                                                8
(b)     Share  Withholding                                                     8
(c)     Cashless  Exercise/Pledge                                              8
(d)     Other  Forms  of  Payment                                              8
SECTION  11.  ASSIGNMENT  OR  TRANSFER  OF  AWARDS.                            9
(a)     General                                                                9
(b)     Trusts                                                                 9
SECTION  12.  LEGAL  REQUIREMENTS.                                             9
SECTION  13.  NO  EMPLOYMENT  RIGHTS.                                          9
SECTION  14.  DURATION  AND  AMENDMENTS.                                       9
(a)     Term  of  the  Plan                                                    9
(b)     Right  to  Amend  or  Terminate  the  Plan                             9
(c)     Effect  of  Amendment  or  Termination                                 9

                   YOUTICKET.COM, INC. 2001 STOCK OPTION PLAN
                   ------------------------------------------

SECTION  1.PURPOSE.
------------------
     The purpose of the youticket.com, inc. 2001 Stock Option Plan (the "Plan") is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares and Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options) as well as the direct award or sale of Shares of the Company's Common StockAwards may be granted under this Plan in reliance upon federal and state securities law exemptions

SECTION  2.DEFINITIONS.
----------------------
     (a)     "Award" shall  mean  any  award of an Option, Restricted Share or
              -----
              other right under the Plan.

     (b)     "Board  of  Directors" shall  mean  the Board of Directors of the
              --------------------
              Company, as constituted from time to time.

     (c)     "Change  in  Control" shall  mean:
              -------------------
          (i) The consummation of a merger, consolidation, sale of the Company's
          stock,  or  other  reorganization  of   the  Company  (other  than  a
          reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization; or (ii) The sale of all or substantially all of the assets of the Company to a third party who is not an affiliate of the Company. (iii) The term Change in Control shall not include: (a) a transaction the sole purpose of which is to change the state of the Company's incorporation, or (b) the Company's initial public offering.

     (d)  "Code" shall  mean the  Internal  Revenue  Code  of  1986, as amended.
           ----

     (e)     "Committee" shall  mean  a  committee  of  the  Board  of Directors
              ---------
            which is authorized to administer  the  Plan  under  Section  3.

     (f)   "Common-Law  Employee" shall mean an individual paid from W-2 Payroll
            --------------------
     of the Company or a Subsidiary. If, during any period, the Company (or Subsidiary, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then that individual shall not be an eligible Employee for that period, even if any person, court of law or government agency determines, retroactively, that that individual is or was a Common-Law Employee during all or any portion of that period.
     (g)     "Company" shall  mean  youticket.com,  inc.
              -------

     (h)   "Employee" shall mean (i) any individual who is a Common-Law Employee
             --------
     of the Company or of a Subsidiary, (ii) a member of the Board of Directors, including (without limitation) an Outside Director, or an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary, or (iv) an independent contractor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors, a member of the board of directors of a Subsidiary or an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of
Section  4(a).

     (i)  "Exchange  Act" means  the Securities and Exchange Act of 1934, as
           -------------
          amended.

     (j)  "Exercise  Price"  shall  mean  the  amount  for  which  one  Share
          ---------------
    may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (k)    "Fair  Market  Value" means  the  market price of Shares, determined
              -------------------
by  the  Committee  as  follows:
          (i) If the Shares were traded over-the-counter on the date in question but were not traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Shares are quoted or, if the Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

          (ii) If the Shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

          (iii) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

     (l)   "Incentive  Stock  Option"  or  "ISO"
           ------------------------------------
shall  mean an employee incentive stock option described in Code section 422(b).

     (m)  "Nonstatutory  Option"  or  "NSO"
           --------------------------------
shall  mean  an  employee  stock  option  that  is  not  an  ISO.

     (n)   "Offeree"
            -------
shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

     (o)  "Option"
          ------
shall mean an Incentive Stock Option or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (p) "Optionee" shall  mean  an individual or estate  who holds  an  Option.
          --------

    (q)   "Outside  Director"
           -----------------
shall mean a member of the Board who is not a Common-Law Employee of the Company or a Subsidiary.

     (r)   "Participant"
            -----------
shall  mean  an  individual  or  estate  who  holds  an  Award.

     (s)    "Plan"
             ----
shall  mean  this  2001  Stock  Option  Plan  of  youticket.com,  inc.

     (t)    "Purchase  Price"
             ---------------
shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee
 .
     (u)   "Restricted  Share"
            -----------------
shall mean a Share sold or granted to an eligible Employee which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

     (v)     "Service" shall  mean  service  as  an  Employee.
              -------

     (w)     "Share"
              -----
shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

     (x)     "Stock" shall  mean  the  common  stock  of  the  Company.
              -----

     (y)     "Stock  Award  Agreement"
              -----------------------
shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

     (z)     "Stock  Option  Agreement"
              ------------------------
shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (aa)     "Stock  Purchase  Agreement"
               --------------------------
shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (bb)     "Subsidiary"
               ----------
means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (cc)     "Total  and  Permanent  Disability"
               ---------------------------------
means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (dd)     "W-2  Payroll"
               ------------
means whatever mechanism or procedure that the Company or a Subsidiary utilizes to pay any individual which results in the issuance of Form W-2 to the individual. "W-2 Payroll" does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a "W-2 Payroll" shall be determined in the absolute discretion of the Company (or Subsidiary, as applicable), and the Company or Subsidiary determination shall be conclusive and binding on all persons.

SECTION  3.ADMINISTRATION.
-------------------------
     (a)     Committee  Membership
             ---------------------
The Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Company's Board of Directors and comprised of at least two or more Outside Directors (although Committee functions may be delegated to officers to the extent the awards relate to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act). If no Committee has been appointed, the entire Board shall constitute the Committee.


     (b)     Committee  Procedures
             ---------------------
The Board of Directors shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (c)     Committee  Responsibilities
             ---------------------------
The Committee has and may exercise such power and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to determine eligible Employees to whom, and the time or times at which, Awards may be granted and the number of Shares subject to each Award. Subject to the express provisions of the respective Award agreements (which need not be identical) and to make all other determinations necessary or advisable for Plan administration, the Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all persons.

     (d)     Committee  Liability
             --------------------
No member of the Board or the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award made under the Plan.

     (e)     Financial  Reports
             ------------------
To the extent required by applicable law, and not less often than annually, the Company shall furnish to Offerees, Optionees and Shareholders who have received Stock under the Plan its financial statements including a balance sheet regarding the Company's financial condition and results of operations, unless such Offerees, Optionees or Shareholders have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION  4.ELIGIBILITY.
----------------------

     (a)     General  Rule
             -------------
 .    Only  Employees  shall  be  eligible for designation as Participants by the
Committee. In addition, only individuals who are employed as Common-Law Employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

     (b)     Ten-Percent  Shareholders
             -------------------------
        An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) if required by applicable law, the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     (c)     Attribution  Rules
             ------------------
 .    For  purposes  of  Subsection (b) above, in determining stock ownership, an
Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

     (d)     Outstanding  Stock
             ------------------
 .    For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding Stock" shall not include shares authorized for issuance under outstanding
Options  held  by  the  Employee  or  by  any  other  person.

SECTION  5.STOCK  SUBJECT  TO  PLAN.
-----------------------------------

     (a)     Basic  Limitation
             -----------------
 . Shares offered under the Plan shall be authorized but unissued Shares. Subject to Sections 5(b) and 9 of the Plan, the aggregate number of Shares which may be issued or transferred as common stock pursuant to an Award under the Plan shall not exceed 3,000,000 Shares.
     In any event, the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b)     Additional  Shares
             ------------------
 . In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If a Restricted Share is forfeited before any dividends have been paid with respect to such Restricted Share, then such Restricted Share shall again become available for award under the Plan.

SECTION  6.TERMS  AND  CONDITIONS  OF  AWARDS  OR  SALES.
--------------------------------------------------------

     (a)     Stock  Purchase  Agreement
             --------------------------
 . Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b)     Duration  of  Offers
             --------------------
 . Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee.

     (c)     Purchase  Price
             ---------------
 . Unless otherwise permitted by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant (100% for 10% shareholders), except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee in its sole discretion. The Purchase Price shall be payable in a form described in Subsection (d) below.

     (d)     Payment  for  Shares
             --------------------
     . The entire Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

     (i)     Surrender of Stock.  To the extent that a Stock Option Agreement so
             ------------------
     provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (ii) Promissory Notes. To the extent that a Stock Option Agreement or Stock
         ----------------
     Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note  is  paid  in  full.

     (iii)  Cashless  Exercise.  To  the extent that a Stock Option Agreement so
     ------------------
     provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

     (iv)  Other  Forms  of  Payment. To the extent provided in the Stock Option
          -------------------------
     Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

     (e)     Exercise  of  Awards  on  Termination  of  Service
             --------------------------------------------------
Each Stock Award Agreement shall set forth the extent to which the recipient shall have the right to exercise the Award following termination of the recipient's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all the Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

SECTION  7.ADDITIONAL  TERMS  AND  CONDITIONS  OF  RESTRICTED  SHARES.
----------------------------------------------------------------------

     (a)     Form  and  Amount  of  Award
             ----------------------------
 . Each Stock Award Agreement shall specify the number of Shares that are subject to the Award. Restricted Shares may be awarded in combination with NSOs and such an Award may provide that the Restricted Shares will be forfeited in the event that the related NSOs are exercised.

     (b)     Exercisability
             --------------
 . Each Stock Award Agreement shall specify the conditions upon which Restricted Shares shall become vested, in full or in installments. To the extent required by applicable law, each Stock Award shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Stock Award shall be determined by the Committee in its sole discretion.

     (c)     Effect  of  Change  in  Control
             -------------------------------
 . The Committee may determine at the time of making an Award or thereafter, that such Award shall become fully vested, in whole or in part, in the event that a Change in Control occurs with respect to the Company.

     (d)     Voting  Rights
             --------------
 . Holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders invested any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Shares available under Section 5.

SECTION  8.TERMS  AND  CONDITIONS  OF  OPTIONS.
----------------------------------------------

     (a)     Stock  Option  Agreement
             ------------------------
 . Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b)     Number  of  Shares
             ------------------
 . Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c)     Exercise  Price
             ---------------
 . Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in
Section 4(b). To the extent required by applicable law and except as otherwise provided in Section 4(b), the Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Subsection (h) below.

     (d)     Exercisability
             --------------
 . Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.

     (e)     Effect  of  Change  in  Control
             -------------------------------
 . The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

     (f)     Term
             ----
 . The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten years from the date of grant (or five (5) years for ten percent (10%) shareholders as provided in Section 4(b)). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

     (g)     Exercise  of  Options  on  Termination  of  Service
             ---------------------------------------------------
 . Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 60 days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six months if the Optionee's Service terminates due to death or Disability.

     (h)     Payment  of  Option  Shares
             ---------------------------
 . The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

     (i)     Surrender of Stock.  To the extent that a Stock Option Agreement so
             ------------------
     provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (ii) Promissory Notes. To the extent that a Stock Option Agreement or Stock
     ----------------
     Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note  is  paid  in  full.
     (iii)  Cashless  Exercise.  To  the extent that a Stock Option Agreement so
     ------------------
     provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

     (iv)  Other  Forms  of  Payment. To the extent provided in the Stock Option
     -------------------------
     Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

     (i) Modification,  Extension  and  Assumption  of  Options
         ------------------------------------------------------
     . Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.

SECTION  9.ADJUSTMENT  OF  SHARES.
---------------------------------

     (a)     General
             -------
 . In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in Section 9(c), in one or more of (i) the number of Shares available for future Awards under Section 5, (ii) the number of Shares covered by each outstanding Option or Purchase Agreement or (iii) the Exercise Price or Purchase Price under each outstanding Option or Stock Purchase Agreement.

     (b)     Reorganizations
             ---------------
 . In the event that the Company is a party to a merger or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization, provided however, that the limitations set forth in Section 9(c) shall apply.

     (c)     Reservation  of  Rights
             -----------------------
 . Except as provided in this Section 9, an Optionee or an Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, Exercise Price or Purchase Agreement of Shares subject to an Option or Stock Purchase Agreement. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION  10.WITHHOLDING  TAXES.
------------------------------

     (a)     General
             -------
 . To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Committee for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b)     Share  Withholding
             ------------------
 . The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority.

     (c)     Cashless  Exercise/Pledge
             -------------------------
 . The Committee may provide that if Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Optionee's withholding obligation by cashless exercise or pledge.

     (d)     Other  Forms  of  Payment
             -------------------------
 . The Committee may permit such other means of tax withholding as it deems appropriate.

SECTION  11.ASSIGNMENT  OR  TRANSFER  OF  AWARDS.
------------------------------------------------

     (a)     General
             -------
 . An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs may not be transferable. Also notwithstanding the foregoing, Offerees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution.

     (b)     Trusts
             ------
 . Neither this Section 11 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any other person than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

SECTION  12.LEGAL  REQUIREMENTS.
-------------------------------

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION  13.NO  EMPLOYMENT  RIGHTS.
----------------------------------

     No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION  14.DURATION  AND  AMENDMENTS.
-------------------------------------

     (a)     Term  of  the  Plan
             -------------------
 . The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b)     Right  to  Amend  or  Terminate  the  Plan
             ------------------------------------------
 . The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules including the rules of any applicable exchange.

     (c)     Effect  of  Amendment  or  Termination
             --------------------------------------
 . No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Shares previously issued or any Option previously granted under the Plan.

THE  SECURITIES  REPRESENTED  HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER
THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND
QUALIFICATION  UNDER  FEDERAL  AND  STATE  SECURITIES  LAWS  IS  NOT  REQUIRED.


                               YOUTICKET.COM, INC.
                             2001 STOCK OPTION PLAN

                        INCENTIVE STOCK OPTION AGREEMENT


     youticket.com, inc. (the "Company"), hereby grants an Option to purchase shares of its common stock ("Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 2001 Stock Option Plan (the "Plan"). Date of Grant:_________________
Name  of  Optionee:______________
Optionee's  Social  Security  Number:_______________________
Number  of  Shares  Covered  by  Option:____________________
Exercise  Price  per  Share:  $______________________
[must  be  at  least  100%  fair  market  value  on  Date  of  Grant]
Vesting  Start  Date:________________________

___     Check  here  if  Optionee is a 10% owner (so that exercise price must be
110%  of  fair  market  value  and  term  will  not  exceed  5  years).

BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED.


Optionee:_______________________
               (Signature)
Company:________________________
               (Signature)
Title:_________________________

------

THE  SECURITIES  REPRESENTED  HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER
THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND
QUALIFICATION  UNDER  FEDERAL  AND  STATE  SECURITIES  LAWS  IS  NOT  REQUIRED.

                               YOUTICKET.COM, INC.
                             2001 STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT


INCENTIVE  STOCK  OPTION     This  Option  is  intended to be an incentive stock
option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

VESTING No Shares will vest until you have performed _________ (____) months of Service from the commencement of your employment with the Company.
Your Option shall vest as to ________ of the Shares on the date _______ (____) months from the Vesting Start Date as shown on the cover sheet. Thereafter, Shares shall vest at the rate of _______ of the Shares at the end of each full month thereafter. After you have completed _________ (____) months of Service, the number of Shares which vest under this Option at the Exercise Price shall be equal to the product of the number of full months of your continuous employment with the Company ("Service") (including any approved leaves of absence) from the Vesting Start Date times the number of Shares covered by this Option times ________. The resulting number of Shares will be rounded to the nearest whole number. No additional Shares will vest after your Service has terminated for any reason.

    You  should  note that you may exercise the Option prior to vesting.
In that case, the Company has a right to repurchase the unvested shares at the original exercise price if you terminate employment before vesting in all shares you purchased. Also, if you exercise before vesting, you should consider making an 83(b) election. Please see the attached Tax Summary. The 83(b) election
                                                              ------------------
must  be  filed  within  30  days  of  the  date  you  exercise.
   ------------------------------------------------------------

TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary (fifth anniversary for a 10% owner) of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

REGULAR TERMINATION If your Service terminates for any reason except death, Disability or for "Cause," your Option will expire at the close of business at Company headquarters on the 30th day after your termination date. During that 30-day period, you may exercise that portion of your Option that was vested on your termination date.

DEATH If you die while in Service with the Company, your Option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

DISABILITY If your Service terminates because of your Disability, your Option will expire at the close of business at Company headquarters on the date six months after your termination date. (However, if your Disability is not expected to result in death or to last for a continuous period of at least 12 months, your Option will be eligible for ISO tax treatment only if it is exercised within three months following the termination of your Service.) During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

"Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE For purposes of this Option, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, your Service will be treated as terminating 30 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends unless you immediately return to active work. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

NOTICE  OF  EXERCISE     When  you  wish  to  exercise  this  Option,  you  must
     execute  Exhibit  A  (and, f exercise is prior to vesting, you must execute
---------
     Exhibits B and D). Your exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM  OF PAYMENT      When you submit Exhibit A, you must include payment of the
                       ---------
Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms at the discretion of the committee:

     -  Your  personal check, a cashier's check or a money order.

     - Shares which you have owned for six months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

     - To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

     -  Any  other form  of  legal  consideration  approved  by  the  Committee.

WITHHOLDING TAXES You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

RESTRICTIONS ON RESALE By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

     Furthermore, in respect of any underwritten public offering by the Company, you agree that you will not sell or otherwise transfer or dispose of any Shares covered by this Option during a reasonable and customary period of time as agreed to by the Company and the underwriters, not to exceed the greater of (a) 180 days following the effective date of the registration statement of the Company filed under the Securities Act in respect of such offering and (b) such other period of time as agreed to by holders of a majority of the then outstanding Shares. By signing this Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

     If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the "Securities Act"), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S RIGHT OF FIRST REFUSAL In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares.

     The Company and its assignees shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a Notice of Exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection shall be freely assignable, in whole or in part.

     If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 60 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, you and the Company (or its assignees) shall consummate the sale of the Shares on the terms set forth in the Transfer Notice.

     The Company's Right of First Refusal shall terminate upon the Company's initial public offering.

The Company's Right of First Refusal
shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

RIGHT OF REPURCHASE Following termination of your Service for any reason, the Company shall have the right to purchase all of those vested Shares that you have or will acquire under this Option (unvested Shares which have been exercised  are  subject  to a Repurchase Option set forth in Exhibit A).  If the
                                                             ---------
Company fails to provide you with written notice of its intention to purchase such Shares before or within 30 days of the date the Company receives written notice from you of your termination of Service, the Company's right to purchase such Shares shall terminate. If the Company exercises its right to purchase such Shares, the Company will consummate the purchase of such Shares within 60 days of the date of its written notice to you. The purchase price for any Shares repurchased shall be the higher of the fair market value of the Shares on the date of purchase or the aggregate Exercise Price for such Shares and shall be paid in cash. The Company's right of repurchase shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market. The fair market value shall be determined by the Board of Directors in its sole discretion.

TRANSFER OF OPTION Prior to your death, only you may exercise this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

     Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION  RIGHTS     This  Agreement does not give you the right to be retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS Neither you, nor your estate or heirs, have any rights as a shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS In the event of a stock split, a stock dividend or a similar change in the Company's Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS      All  certificates  representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends: "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST. SUCH AGREEMENT IMPOSES CERTAIN TRANSFER RESTRICTIONS AND GRANTS CERTAIN REPURCHASE RIGHTS TO THE COMPANY (OR ITS ASSIGNS) UPON THE SALE OF THE SHARES OR UPON TERMINATION OF SERVICE WITH THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF SHARES REPRESENTED BY THIS CERTIFICATE.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED."

APPLICABLE  LAW     This  Agreement  will  be interpreted and enforced under the laws of the State of California (without regard to their choice of law provisions).

THE PLAN AND OTHER AGREEMENTS The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN. YOU ALSO ACKNOWLEDGE THAT YOU HAVE READ SECTION 11, "PURCHASER'S INVESTMENT REPRESENTATIONS" OF ATTACHMENT A AND THAT YOU CAN AND HEREBY DO MAKE THE SAME REPRESENTATIONS WITH RESPECT TO THE GRANT OF THIS OPTION.

THE  SECURITIES  REPRESENTED  HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER
THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND
QUALIFICATION  UNDER  FEDERAL  AND  STATE  SECURITIES  LAWS  IS  NOT  REQUIRED.


                               YOUTICKET.COM, INC.
                             2001 STOCK OPTION PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

     youticket.com, inc. (the "Company"), hereby grants an Option to purchase shares of its common stock ("Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 2001 Stock Option Plan (the "Plan").

Date  of  Grant:______________________
Name  of  Optionee:____________________
Optionee's  Social  Security  Number:_____________________
Number  of  Shares  Covered  by  Option:__________________
Exercise  Price  per  Share:  $_______________________
Vesting  Start  Date:________________

___ Check here if Optionee is a 10% owner (so that exercise price must be 110% of fair market value and term will not exceed 5 years).

BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED.

Optionee:_______________________
             (Signature)
Company:________________________
             (Signature)
Title:__________________________

THE  SECURITIES  REPRESENTED  HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER
THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND
QUALIFICATION  UNDER  FEDERAL  AND  STATE  SECURITIES  LAWS  IS  NOT  REQUIRED.


                               YOUTICKET.COM, INC.
                             2001 STOCK OPTION PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

NONSTATUTORY STOCK OPTION This Option is not intended to be an incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

VESTING No Shares will vest until you have performed _______ (____) months of Service from the commencement of your employment with the Company. Your Option shall vest as to _______ of the Shares on the date _______ (____) months from the Vesting Start Date as shown on the cover sheet. Thereafter, Shares shall vest at the rate of ________ of the Shares at the end of each full month thereafter. After you have completed ________ (____) months of Service, the number of Shares which vest under this Option at the Exercise Price shall be equal to the product of the number of full months of your continuous employment with the Company ("Service") (including any approved leaves of absence) from the Vesting Start Date times the number of Shares covered by this Option times ________. The resulting number of Shares will be rounded to the nearest whole number. No additional Shares will vest after your Service has terminated for any reason.

You  should  note that you may exercise the Option prior to vesting.
In that case, the Company has a right to repurchase the unvested shares at the original exercise price if you terminate employment before vesting in all shares you purchased. Also, if you exercise before vesting, you should consider making an 83(b) election. Please see the attached Tax Summary. The 83(b) election
                                                              ------------------
must  be  filed  within  0  days  of  the  date  you  exercise.
   -----------------------------------------------------------

TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary (fifth anniversary for a 10% owner) of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

REGULAR TERMINATION If your Service terminates for any reason except death, Disability, or for "Cause" your Option will expire at the close of business at Company headquarters on the 30th day after your termination date. During such 30-day period, you may exercise that portion of your Option that was vested on your termination date.

DEATH If you die while in Service with the Company, your Option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on your date of death.

DISABILITY If your Service terminates because of your Disability, your Option will expire at the close of business at Company headquarters on the date six months after your termination date. During that six-month period, you may exercise that portion of your Option that was vested on your date of Disability.

"Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE For purposes of this Option, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, your Service will be treated as terminating 30 days after you went on leave, unless your right to return to work is guaranteed by law or by a contract. Your service terminates in any event when the approved leave ends unless you immediately return to Service. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

NOTICE OF EXERCISE When you wish to exercise this Option, you must execute Exhibit A (and if exercise is prior to vesting you must also execute Exhibits B
 ---------                                                            ----------
and D).  Your Exercise will be effective when it is received by the Company.  If
-----
someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM  OF  PAYMENT  When  you  submit  Exhibit A, you must include payment of the
                                     ---------
Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms at the discretion of the committee:

     -  Your  personal  check,  a  cashier's  check  or  a  money  order.

     - Shares which you have owned for six months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

     - To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

     -  Any  other  form  of  legal  consideration  approved  by  the Committee.

WITHHOLDING TAXES You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

RESTRICTIONS ON RESALE By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

     Furthermore, in respect of any underwritten public offering by the Company, you agree that you will not sell or otherwise transfer or dispose of any Shares covered by this Option during a reasonable and customary period of time as agreed to by the Company and the underwriters, not to exceed the greater of (a) 180 days following the effective date of the registration statement of the Company filed under the Securities Act in respect of such offering and (b) such other period of time as agreed to by holders of a majority of the then outstanding Shares. By signing this Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

     If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the "Securities Act"), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S RIGHT OF FIRST REFUSAL In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares.

     The Company and its assignees shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

     The Company's rights under this Subsection shall be freely assignable, in whole or in part.

     If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 60 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, you and the Company (or its assignees) shall consummate the sale of the Shares on the terms set forth in the Transfer Notice.

     The Company's Right of First Refusal shall terminate upon the Company's initial public offering.

     The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

RIGHT OF REPURCHASE Following termination of your Service for any reason, the Company shall have the right to purchase all of those vested Shares that you have or will acquire under this Option (unvested Shares which have been exercised are subject to a Repurchase Option set forth in Exhibit A). If the Company fails to provide
                                    ---------
you with written notice of its intention to purchase such Shares before or within 30 days of the date the Company receives written notice from you of your termination of Service, the Company's right to purchase such Shares shall terminate. If the Company exercises its right to purchase such Shares, the Company will consummate the purchase of such Shares within 60 days of the date of its written notice to you. The purchase price for any Shares repurchased shall be the higher of the fair market value of the Shares on the date of purchase or the aggregate Exercise Price for such Shares and shall be paid in cash. The Company's right of repurchase shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market. The fair market value shall be determined by the Board of Directors in its sole discretion.

TRANSFER OF OPTION Prior to your death, only you may exercise this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION  RIGHTS     This  Agreement does not give you the right to be retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS Neither you, nor your estate or heirs, have any rights as a shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS In the event of a stock split, a stock dividend or a similar change in the Company Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST. SUCH AGREEMENT IMPOSES CERTAIN TRANSFER RESTRICTIONS AND GRANTS CERTAIN REPURCHASE RIGHTS TO THE COMPANY (OR ITS ASSIGNS) UPON THE SALE OF THE SHARES OR UPON TERMINATION OF SERVICE WITH THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF SHARES REPRESENTED BY THIS CERTIFICATE.

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED."

APPLICABLE  LAW     This  Agreement  will  be interpreted and enforced under the laws of the State of California (without regard to their choice of law provisions).

THE PLAN AND OTHER AGREEMENTS The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN. YOU ALSO ACKNOWLEDGE THAT YOU HAVE READ SECTION 11, "PURCHASER'S INVESTMENT REPRESENTATIONS" OF ATTACHMENT A AND THAT YOU CAN AND HEREBY DO MAKE THE SAME REPRESENTATIONS WITH RESPECT TO THE GRANT OF THIS OPTION.

                                    EXHIBIT A

                               YOUTICKET.COM, INC.
                               -------------------

             Notice of Exercise and Common Stock Purchase Agreement
             ------------------------------------------------------


                                  WITNESSETH:

     THIS AGREEMENT is dated as of ___________, ____, between youticket.com, inc. (the "Company"), and _________________ ("Purchaser").

     WHEREAS, the Company and Purchaser are parties to that certain ___ Incentive ___ Nonstatutory Stock Option Agreement dated as of ___________, ____ (the "Option Agreement") pursuant to which the Purchaser has the right to purchase up to ______ shares of the Company's common stock (the "Option Shares"); and

WHEREAS, the Option is exercisable with respect to certain of the Option Shares as of the date hereof; and

WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the youticket.com, inc. 2001 Stock Option Plan (the "Plan"). Certain capitalized terms used in this Agreement are defined in the Plan.

NOW,  THEREFORE,  it  is  agreed  between  the  parties  as  follows:

SECTION  1:   PURCHASE  OF  SHARES.
-----------------------------------

     (a) Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser _________ shares of the Company's common stock (the "Stock") for the Exercise Price per share specified in the Option Agreement payable by personal check, cashier's check or money order, if permitted by the Option Agreement, as follows: _______________________________. Payment shall be delivered at the Closing, as such term is hereinafter defined.
(b) The closing hereunder (the "Closing") shall occur at the offices of the Company on __________, ____, or such other time and place as may be designated by the Company (the "Closing Date").

SECTION  2:   REPURCHASE  OPTION
--------------------------------

     All unvested shares of the Stock purchased by the Purchaser pursuant to this Agreement (sometimes referred to as the "Repurchase Option Stock") shall be subject to the following option (the "Repurchase Option"):
     (a) In the event the Purchaser terminates service with the Company ("Service") for any reason, with or without cause, the Company may exercise the Repurchase Option.
     (b) Purchaser understands that the Stock is being sold in order to induce Purchaser to become and/or remain associated with the Company and to work diligently for the success of the Company and that the Repurchase Option Stock will continue to vest in accordance with the schedule set forth in the Option Agreement. Accordingly, the Company shall have the right at any time within 90 days after the termination of Service to purchase from the Purchaser all shares of Stock purchased hereunder which have not vested in accordance with the terms of such vesting schedule in the Option Agreement. The purchase price for such unvested shares of Repurchase Option Stock shall be the Exercise Price per share paid by Purchaser for such shares pursuant to the Option (the "Option Price"). The purchase price shall be paid by certified or cashier's check or by cancellation of any indebtedness of Purchaser to the Company.
     (c) Nothing in this Agreement shall be construed as a right by purchaser to be employed by Company, or a parent or subsidiary of Company.

SECTION  3:   EXERCISE  OF  REPURCHASE  OPTION
----------------------------------------------

     The Repurchase Option shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided in Section 16 of this Agreement and to the Escrow Agent as provided in Section 16 of the Joint Escrow Instructions attached as Exhibit B to the Option Agreement.

SECTION  4:   WAIVER,  ASSIGNMENT,  EXPIRATION  OF  REPURCHASE  OPTION
----------------------------------------------------------------------

     If the Company waives or fails to exercise the Repurchase Option as to all of the shares subject thereto, the Company may, in the discretion of its Board of Directors, assign the Repurchase Option to any other holder or holders of preferred or common stock of the Company in such proportions as such Board of Directors may determine. In the event of such an assignment, the assignee shall pay to the Company in cash an amount equal to the fair market value of the Repurchase Option. The Company shall promptly, upon expiration of the 90-day period referred to in Section 2 above, notify Purchaser of the number of shares subject to the Repurchase Option assigned to such stockholders and shall notify both the Purchaser and the assignees of the time, place and date for settlement of such purchase, which must be made within 90 days from the date of cessation of continuous employment. In the event that the Company and/or such assignees do not elect to exercise the Repurchase Option as to all or part of the shares subject to it, the Repurchase Option shall expire as to all shares which the Company and/or such assignees have not elected to purchase.

SECTION  5:   ESCROW  OF  SHARES
--------------------------------

     (a) As security for Purchaser's faithful performance of the terms of this Agreement and to ensure the availability for delivery of Purchaser's shares upon exercise of the Repurchase Option herein provided for, Purchaser agrees at the Closing hereunder, to deliver to and deposit with the Escrow Agent named in the Joint Escrow Instructions attached to the Option Agreement as Exhibit B, the certificate or certificates evidencing the Option Stock subject to the Repurchase Option and two Assignments Separate from Certificate duly executed (with date and number of shares in blank) in the form attached to the Option Agreement as Exhibit D. Such documents are to be held by the Escrow Agent and delivered by the Escrow Agent pursuant to the Joint Escrow Instructions, which instructions shall also be delivered to the Escrow Agent at the Closing hereunder.

     (b) Within 30 days after the last day of each successive completed calendar quarter after the Closing Date, if Purchaser so requests, the Escrow Agent will deliver to Purchaser certificates representing so many shares of Stock as are no longer subject to the Repurchase Option (less such shares as have been previously delivered). Ninety days after cessation of Purchaser's employment with the Company the Company will direct the Escrow Agent to deliver to Purchaser a certificate or certificates representing the number of shares not repurchased by the Company or its assignees pursuant to exercise of the Repurchase Option (less such shares as have been previously delivered).

SECTION  6:   ADJUSTMENT  OF  SHARES
------------------------------------

     Subject to the provisions of the Articles of Incorporation of the Company, if, from time to time during the term of the Repurchase Option:

     (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or
     (b) there is any consolidation, merger or sale of all or substantially all, of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser's ownership of the shares shall be immediately subject to such Repurchase Option with the same force and effect as the shares of Option Stock from time to time subject to the Repurchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Option Stock upon exercise of the Repurchase Option shall be appropriately and equitably adjusted as determined by the Board of Directors of the Company.

SECTION  7:   THE  COMPANY'S  RIGHT  OF  FIRST  REFUSAL.
--------------------------------------------------------

     Before any shares of Stock registered in the name of Purchaser and not subject to the Repurchase Option may be sold or transferred, such shares shall first be offered to the Company as set forth in the Option Agreement.

SECTION  8:   PURCHASER'S RIGHTS AFTER EXERCISE OF REPURCHASE OPTION OR RIGHT OF
--------------------------------------------------------------------------------
FIRST  REFUSAL.
---------------

     If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Stock to be repurchased in accordance with the provisions of Sections 2 and 7 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION  9:   TRANSFER  BY  PURCHASER  TO  CERTAIN  TRUSTS.
-----------------------------------------------------------

     Purchaser shall have the right to transfer all or any portion of Purchaser's interest in the shares issued under this Agreement which have been delivered to Purchaser under the provisions of Section 5 of this Agreement, to a trust established by Purchaser for the benefit of Purchaser, Purchaser's spouse or Purchaser's children, without being subject to the provisions of Section 7 hereof, provided that the trustee on behalf of the trust shall agree in writing to be bound by the terms and conditions of this Agreement. The transferee shall execute a copy of Exhibit C attached to the Option Agreement and file the same with the Secretary of the Company.

SECTION  10:   LEGEND  OF  SHARES.
----------------------------------

     All certificates representing the Stock purchased under this Agreement shall, where applicable, have endorsed thereon the legends set forth in the Option Agreement and any other legends required by applicable securities laws.

SECTION  11:   PURCHASER'S  INVESTMENT  REPRESENTATIONS.
--------------------------------------------------------

     (a) This Agreement is made with Purchaser in reliance upon Purchaser's representation to the Company, which by Purchaser's acceptance hereof Purchaser confirms, that the Stock which Purchaser will receive will be acquired with Purchaser's own funds for investment for an indefinite period for Purchaser's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser's property shall at all times be within Purchaser's control. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation, to such person or to any third person, with respect to any of the Stock.
     (b) Purchaser understands that the Stock will not be registered or qualified under federal or state securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under federal or state securities laws and that the Company's reliance on such exemption is predicated on Purchaser's representations set forth herein.
     (c) Purchaser agrees that in no event will Purchaser make a disposition of any of the Stock (including a disposition under Section 9 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Stock under federal or state securities laws or (B) appropriate action necessary for compliance with the federal or state securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this section.
     (d) With respect to a transaction occurring prior to such date as the Plan and Stock thereunder are covered by a valid Form S-8 or similar federal registration statement, this subsection shall apply unless the transaction is covered by the exemption in Nevada General Corporation Law or a similar broad based exemption. In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser's investment, has the ability to bear the economic risks of Purchaser's investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.
     (e) Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or if a registration statement covering the Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act of 1933) under the Securities Act of 1933 is not in effect when Purchaser desires to sell the Stock, Purchaser may be required to hold the Stock for an indeterminate period. Purchaser also acknowledges that Purchaser understands that any sale of the Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act of 1933 may be made only in limited amounts in accordance with the terms and conditions of that Rule.

SECTION  12:   ASSISTANCE  TO  PURCHASER  UNDER  RULE  144.
-----------------------------------------------------------

     The Company covenants and agrees that (a) at all times after it first becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Securities Act of 1933, and that if prior to becoming subject to such reporting requirements an over-the-counter market develops for the Stock, it will make publicly available the information required by Rule 144(c)(2); (b) it will furnish Purchaser, upon request, with all information required for the preparation and filing of Form 144; and (c) it will on a timely basis use its best efforts to file all reports required to be filed and make all disclosures, including disclosures of materially adverse information, required to permit Purchaser to make the required representations in Form 144.

SECTION  13:   NO  DUTY  TO  TRANSFER  IN  VIOLATION  HEREUNDER.
----------------------------------------------------------------

     The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION  14:   RIGHTS  OF  PURCHASER.
-------------------------------------

     Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock.

SECTION  15:   OTHER  NECESSARY  ACTIONS.
-----------------------------------------

     The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION  16:   NOTICE.
----------------------

     Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by 10 days' advance written notice to the other party hereto.

SECTION  17:   SUCCESSORS  AND  ASSIGNS.
----------------------------------------

     This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors and assigns. The failure of the Company in any instance to exercise the Repurchase Option or rights of first offer described herein shall not constitute a waiver of any other Repurchase Option or right of first offer that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION  18:   APPLICABLE  LAW.
-------------------------------

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such state.

SECTION  19:   NO  STATE  QUALIFICATION.
----------------------------------------

     THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF NEVADA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

SECTION  20:   NO  ORAL  MODIFICATION.
--------------------------------------

     No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION  21:   ENTIRE  AGREEMENT.
---------------------------------

     This Agreement and the Option Agreement constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


YOUTICKET.COM,  INC.                         PURCHASER

By  _________________________               _____________________________

                                    EXHIBIT B
                                    ---------
                            JOINT ESCROW INSTRUCTIONS
                            -------------------------

                                 _________, _____


Secretary
_____________________

Dear  Sir  or  Madam:

     As Escrow Agent for both youticket.com, inc. (the "Company"), and ___________________ ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Common Stock Purchase Agreement (the "Agreement") of even date herewith, to which a copy of these Joint Escrow Instructions is attached as Exhibit B to a certain Stock Option dated ________ ("Option Agreement"), in accordance with the following instructions:

1. In the event the Company shall elect to exercise the Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice as provided in the Agreement. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice, including prompt delivery of stock certificates.

2. At the closing, you are directed (a) to date the stock assignment form or forms necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate or certificates evidencing the shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by certified or bank cashier's check) for the number of shares being purchased pursuant to the exercise of the Repurchase Option.

3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this
Section 3, Purchaser shall exercise all rights and privileges, including but not limited to, the right to vote and to receive dividends (if any), of a stockholder of the Company while the shares are held by you.

4. In accordance with the terms of Section 5 of the Agreement, you may from time to time deliver to Purchaser a certificate or certificates representing so many shares as are no longer subject to the Repurchase Option.

5. This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

6. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged from all further obligations hereunder.

7. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

8. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

9. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

10. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

11. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

12. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

13. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice of each party. In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.
14. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

15. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

16. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled.

17. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

18. This instrument shall be governed by and construed in accordance with the laws of the State of California.

19. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.


                                               Very  truly  yours,
                                               youticket.com,  inc.

                                               By  ___________________________

ESCROW  AGENT:                                 PURCHASER:
__________________________                     ______________________________

                                    EXHIBIT C
                                    ---------
                   ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND
                   -------------------------------------------
        BY THE NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT OF
        ----------------------------------------------------------------
                               YOUTICKET.COM, INC.
                               -------------------

     The undersigned, as transferee of shares of youticket.com, inc., hereby acknowledges that he or she has read and reviewed the terms of the Notice of Exercise and Common Stock Purchase Agreement of youticket.com, inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.


               Dated:  ____________________,  ____.


                                           By  ___________________________

                                    EXHIBIT D
                                    ---------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                      ------------------------------------

     FOR VALUE RECEIVED _________________________________ hereby sells, assigns and transfers unto _________________________ ________________________ (________)
shares of the Common Stock of youticket.com, inc. (the "Company"), standing in __________ name on the books of the Company represented by Certificate No.
________________  herewith  and  hereby  irrevocably  constitutes  and  appoints
________________ Attorney to transfer said stock on the books of the Company with full power of substitution in the premises.


     Dated:  ____________________,  ____.